Exhibit 10.20

EXECUTION VERSION

CONTRIBUTION AND PURCHASE AGREEMENT

This CONTRIBUTION AND PURCHASE AGREEMENT, dated as of November 4, 2016 (this “Agreement”), is by and among Hostess Brands, Inc. (formerly known as Gores Holdings, Inc.), a Delaware corporation (the “Company”), Hostess CDM Co-Invest, LLC, a Delaware series limited liability company, together with the Hostess Co-Invest Series (as defined herein) (“Hostess Co-Invest”) and CDM Hostess Class C, LLC, a Delaware series limited liability company, together with the CDM Hostess Series (as defined herein) (“CDM Hostess”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Master Agreement (as defined below).

RECITALS

WHEREAS, the Company, Hostess CDM Co-Invest, LLC, CDM Hostess Class C, LLC, AP Hostess and certain other parties thereto have entered into that certain Master Transaction Agreement, dated as of July 5, 2016 (the “Master Agreement”), pursuant to which, among other things, the parties have agreed to enter into this agreement and effect the transactions contemplated herein;

WHEREAS, Hostess Co-Invest is a series limited liability company with nine series, Hostess CDM Co-Invest, LLC – Series A, Hostess CDM Co-Invest, LLC – Series B, Hostess CDM Co-Invest, LLC – Series C, Hostess CDM Co-Invest, LLC – Series D, Hostess CDM Co-Invest, LLC – Series E, Hostess CDM Co-Invest, LLC – Series F, Hostess CDM Co-Invest, LLC – Series G, Hostess CDM Co-Invest, LLC – Series H and Hostess CDM Co-Invest, LLC – Series I (collectively, “Hostess Co-Invest Series”);

WHEREAS, CDM Hostess is a series limited liability company with five series, CDM Hostess Class C, LLC – Series A, CDM Hostess Class C, LLC – Series B, CDM Hostess Class C, LLC – Series C, CDM Hostess Class C, LLC – Series D and CDM Hostess Class C, LLC – Series E (collectively, “CDM Hostess Series”);

WHEREAS, Hostess Co-Invest and CDM Hostess currently own the limited partnership interests in Hostess Holdings, L.P., a Delaware limited partnership (“Hostess Holdings”), set forth opposite the applicable name on Schedule A hereto (collectively, the “Purchased Partnership Interests”);

WHEREAS, Hostess Co-Invest and CDM Hostess desire to sell, and the Company desires to acquire, all of their right, title and interest in and to the Purchased Partnership Interests, on the terms set forth herein;

WHEREAS, Hostess Co-Invest currently owns all of the Class C GP Units (the “Class C Units”) of Hostess Holdings GP, LLC, a Delaware limited liability company and the general partner of Hostess Holdings (“Hostess GP”);

WHEREAS, Hostess Co-Invest desires to contribute, and the Company desires to accept, all of its right, title and interest in and to the Class C Units, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Purchase and Sale. Hostess Co-Invest and CDM Hostess agree to sell, assign, transfer and convey to the Company, and the Company agrees to purchase and acquire from each of them, all of the Purchased Partnership Interests, free and clear of all Liens. In consideration of the Purchased Partnership Interests, the Company agrees to pay (or cause to be paid) to (a) each Hostess Co-Invest Series an amount in cash equal to its pro rata portion of the amount set forth in Section 2.4(b)(ii) of the Master Agreement (to be delivered in the manner described in Section 2.4 of the Master Agreement) and (b) to each CDM Hostess Series an amount in cash equal to its pro rata portion of the amount set forth in Section 2.4(b)(iii) of the Master Agreement (to be delivered in the manner described in Section 2.4 of the Master Agreement).

2. Contribution. Hostess Co-Invest agrees to contribute, assign and transfer and hereby contributes, assigns and transfers, and the Company agrees to accept, and hereby accepts the Class C Units. In consideration of the Class C Units, the Company agrees to issue and deliver (or cause to be delivered) to each Hostess Co-Invest Series its pro rata portion of the number of shares of Buyer Class B Common Stock set forth in Sections 2.4(b)(v) and (vi) of the Master Agreement; provided, however, that Hostess Co-Invest hereby directs the Company to issue and deliver to each CDM Hostess Series its pro rata portion of the number of shares of Buyer Class B Common Stock set forth in Section 2.4(b)(vi) (in each case to be delivered in the manner described in Section 2.4 of the Master Agreement).

3. Closing. The transactions set forth in Section 1 and Section 2 of this Agreement shall take place forthwith upon execution of this Agreement, without any further action of the parties hereto.

4. Amendments and Waivers. This Agreement may not be amended, supplemented or modified except by an instrument in writing signed on behalf of each of the parties hereto. Any term or condition of this Agreement may be waived at any time by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective, unless set forth in a written instrument duly executed by or on behalf of the party hereto waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.

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6. Tax Treatment. For purposes of the Code and the Treasury Regulations promulgated thereunder, this Agreement shall be treated as part of the LLC Agreement of Hostess Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. The transactions set forth in Section 1 and Section 2 of this Agreement are intended to constitute taxable sales pursuant to Section 1001 of the Code.

7. Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

8. Counterparts. This Agreement may be executed in counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. The parties hereto agree that the delivery of this Agreement, and any other agreements and documents delivered in connection with the consummation of the transaction contemplated by this Agreement, may be effected by means of an exchange of facsimile or electronically transmitted signatures.

9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

10. Further Assurances. The parties shall execute, deliver, acknowledge and file such further agreements and instruments and take such other actions as may be reasonably necessary from time to time to make effective this Agreement and the transactions contemplated herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

HOSTESS BRANDS, INC.

By:	/s/ Mark Stone

Name:	Mark Stone
Title:	Chief Executive Officer

Contribution Agreement Signature Page

HOSTESS CDM CO-INVEST, LLC

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES A

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES B

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES C

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES D

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

Contribution Agreement Signature Page

HOSTESS CDM CO-INVEST, LLC – SERIES E

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES F

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES G

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES H

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

HOSTESS CDM CO-INVEST, LLC – SERIES I

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

Contribution Agreement Signature Page

CDM HOSTESS CLASS C, LLC

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

CDM HOSTESS CLASS C, LLC – SERIES A

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

CDM HOSTESS CLASS C, LLC – SERIES B

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

CDM HOSTESS CLASS C, LLC – SERIES C

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

CDM HOSTESS CLASS C, LLC – SERIES D

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

Contribution Agreement Signature Page

CDM HOSTESS CLASS C, LLC – SERIES E

By:	/s/ C. Dean Metropoulos
Name: C. Dean Metropoulos
Title: Managing Member

Contribution Agreement Signature Page

Schedule A

Purchased Partnership Interests

Name of Limited Partner	Number of Purchased Partnership Interests
Hostess CDM Co-Invest, LLC (aggregate of all its series)	18,961,247
Hostess CDM Co-Invest, LLC – Series A	3,839,761
Hostess CDM Co-Invest, LLC – Series B	6,294,231
Hostess CDM Co-Invest, LLC – Series C	6,294,231
Hostess CDM Co-Invest, LLC – Series D	839,231
Hostess CDM Co-Invest, LLC – Series E	839,231
Hostess CDM Co-Invest, LLC – Series F	284,846
Hostess CDM Co-Invest, LLC – Series G	284,846
Hostess CDM Co-Invest, LLC – Series H	142,435
Hostess CDM Co-Invest, LLC – Series I	142,435

CDM Hostess Class C, LLC (aggregate of all its series)	2,544,761
CDM Hostess Class C, LLC – Series A	1,934,019
CDM Hostess Class C, LLC – Series B	101,790
CDM Hostess Class C, LLC – Series C	101,790
CDM Hostess Class C, LLC – Series D	254,476
CDM Hostess Class C, LLC – Series E	152,686